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                                                                   EXHIBIT 10.55
                                                                   -------------

            EXTENDED AGREEMENT BETWEEN URO-TECH, LTD. ("URO-TECH")
                                      AND
                       POSITRON CORPORATION ("POSITRON")

This extension of the agreement between Positron Corporation and Uro-Tech, Ltd. will have the following conditions:

Extension Term:               Seventy-nine (79) days from date of original
--------------                expiration (April 30, 1997) of the Loan Agreement.


Loan Amount:                  A line of credit of up to $663,000.
-----------

Interest:                     Prime + 1%
--------

Collateral:                   As specified in the original agreement and amended
----------                    by the Inter-creditor agreement with ProFutures
                              Bridge Capital Fund, L.P. and Boston Financial &
                              Equity Corporation.

Subordination:                As specified in the original agreement and amended
-------------                 by the Inter-creditor Agreement with ProFutures
                              Bridge Capital Fund, L.P. and Boston Financial &
                              Equity Corporation.

If the foregoing is acceptable to Uro-Tech, Ltd., please respond by signing this extension letter in the space provided below.

URO-TECH                                          POSITRON CORPORATION

By: /s/ Gary B. Wood, Ph.D.                  By: /s/ David O. Rodrigue
   -------------------------------              -------------------------------
        Gary B. Wood                                 David O. Rodrigue
                                                     Chief Financial Officer